                                                                    Exhibit 99.1





                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                           Florsheim Group Inc. et al
                     The Florsheim Shoe Store Company - West
                  The Florsheim Shoe Store Company - Northeast
                      Florsheim Occupational Footwear, Inc.
                              L.J. O'Neill Shoe Co.

                             Case Number 02 B 08209
                             (Jointly Administrated)

                            Monthly Operating Report
                                  May 31, 2005

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


CASE NAME:     FLORSHEIM GROUP INC.         CASE NO.        02 B 08209
          ---------------------------                ------------------------


                            SUMMARY OF CASH ACCOUNTS



ENDING BALANCE IN:                               04/30/05             05/31/05
                                             ----------------     ----------------
Associated Bank                              $     210,895.35     $     208,868.45

BT Commercial Escrow                               144,008.24           144,008.24

Shaw Gussis Fishman Glantz Wolfman &
   Towbin LLC - Preference Account II              849,699.90           877,348.00
                                             ----------------     ----------------
TOTAL                                        $   1,204,603.49     $   1,230,224.69
                                             ================     ================

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                          CASH RECEIPTS - MAY 31, 2005

                                                         SHAW GUSSIS
   DATE                                              PREFERENCE ACCT. II
   ----                                              -------------------
 05/01/05                                                $       -
 05/02/05                                                        -
 05/03/05                                                        -
 05/04/05                                                        -
 05/05/05                                                        -
 05/06/05                                                  34,500.00 1)
 05/07/05                                                        -
 05/08/05                                                        -
 05/09/05                                                        -
 05/10/05                                                        -
 05/11/05                                                        -
 05/12/05                                                        -
 05/13/05                                                        -
 05/14/05                                                        -
 05/15/05                                                        -
 05/16/05                                                        -
 05/17/05                                                        -
 05/18/05                                                        -
 05/19/05                                                        -
 05/20/05                                                        -
 05/21/05                                                        -
 05/22/05                                                        -
 05/23/05                                                        -
 05/24/05                                                   6,250.00 1)
 05/25/05                                                        -
 05/26/05                                                        -
 05/27/05                                                        -
 05/28/05                                                        -
 05/29/05                                                        -
 05/30/05                                                        -
 05/31/05                                                        -
                                                         -----------
TOTAL RECEIPTS                                           $ 40,750.00
                                                         ===========



      1) Preference recoveries.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                        CASH DISBURSEMENTS - MAY 31, 2005



                                                             ASSOCIATED BANK
                                                             ---------------

    DATE       CHECK NUMBER            PAYMENTS
    ----       ------------            --------

  05/10/05         1262          F. Terrence Blanchard          $ 1,876.90
  05/10/05         1263          Ben Alvendia                       150.00



                                                                ----------
                                 Total                          $ 2,026.90
                                                                ==========

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                        CASH DISBURSEMENTS - MAY 31, 2005


                                                                              SHAW GUSSIS
                                                                         PREFERENCE ACCOUNT II
                                                                         ---------------------
      DATE         CHECK NUMBER       PAYMENTS
      ----         ------------       --------
    05/04/05            1160          Bowne of Chicago                        $     410.00
    05/04/05            1161          Logan & Company                             1,334.90
    05/04/05            1162          US Trustee                                  2,500.00
    05/04/05            1163          Shaw Gussis Fishman                         3,594.01
    05/06/05            1164          F. Terrence Blanchard                       1,800.00
    05/27/05            1165          Leslie T Welsh Inc.                         1,402.45
    05/27/05            1166          Logan & Company                             1,181.51
    05/27/05            1167          Bowne of Chicago                              605.00
    05/27/05            1168          Iron Mountain Record Management               274.03
                                                                              ------------
                                                                              $  13,101.90
                                                                              ============

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC. / CASE NUMBER 02 B 08209
                                  MAY 31, 2005

BT COMMERCIAL CORPORATION
LOAN ACCOUNT

                                                                         POST-PETITION
                                                                             LOAN
    DATE                     PAYMENTS               BORROWINGS              BALANCE
-------------             ---------------         -------------         ---------------
OPENING BALANCE                                                          $6,912,679.88
  05/01/05                 $         -            $           -           6,912,679.88
  05/02/05                           -                        -           6,912,679.88
  05/03/05                           -                        -           6,912,679.88
  05/04/05                           -                        -           6,912,679.88
  05/05/05                           -                        -           6,912,679.88
  05/06/05                           -                        -           6,912,679.88
  05/07/05                           -                        -           6,912,679.88
  05/08/05                           -                        -           6,912,679.88
  05/09/05                           -                        -           6,912,679.88
  05/10/05                           -                        -           6,912,679.88
  05/11/05                           -                        -           6,912,679.88
  05/12/05                           -                        -           6,912,679.88
  05/13/05                           -                        -           6,912,679.88
  05/14/05                           -                        -           6,912,679.88
  05/15/05                           -                        -           6,912,679.88
  05/16/05                           -                        -           6,912,679.88
  05/17/05                           -                        -           6,912,679.88
  05/18/05                           -                        -           6,912,679.88
  05/19/05                           -                        -           6,912,679.88
  05/20/05                           -                        -           6,912,679.88
  05/21/05                           -                        -           6,912,679.88
  05/22/05                           -                        -           6,912,679.88
  05/23/05                           -                        -           6,912,679.88
  05/24/05                           -                        -           6,912,679.88
  05/25/05                           -                        -           6,912,679.88
  05/26/05                           -                        -           6,912,679.88
  05/27/05                           -                        -           6,912,679.88
  05/28/05                           -                        -           6,912,679.88
  05/29/05                           -                        -           6,912,679.88
  05/30/05                           -                        -           6,912,679.88
  05/31/05                           -                        -           6,912,679.88
                           -----------            -------------
Total                      $         -            $           -
                           ===========            =============

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


    CASE NAME:     FLORSHEIM GROUP INC.       CASE NO.       02 B 08209
               ---------------------------             ----------------------


                          STATEMENT OF AGED RECEIVABLES

                                  MAY 31, 2005

ACCOUNTS RECEIVABLE:

                    Beginning of Month Balance                $    340,228
                                                              ------------

                    Add: Sales on Account                                -
                                                              ------------

                    Less: Collections                                    -
                                                              ------------

                    Adjustments                                          -
                                                              ------------

                    End of the Month Balance                  $    340,228
                                                              ============


      Note - All accounts receivable are fully reserved.

             0-30               31-60              61-90            OVER 90        END OF MONTH
             DAYS                DAYS               DAYS              DAYS             TOTAL
         -----------        ------------        ------------      -------------    --------------
          $       -          $        -          $        -        $   340,228      $    340,228
         ===========        ============        ============      =============    ==============


                      ACCOUNTS PAYABLE AGING - MAY 31, 2005

             0-30               31-60              61-90            OVER 90        END OF MONTH
             DAYS                DAYS               DAYS              DAYS             TOTAL
         -----------        ------------        ------------      -------------    --------------
Wholesale $    8,876         $    1,413          $      780        $ 1,329,161         1,340,230

Retail             -                  -                   -             75,979            75,979
         -----------        ------------        ------------      -------------    --------------
Total     $    8,876         $    1,413          $      780        $ 1,405,140      $  1,416,209
         ===========        ============        ============      =============    ==============

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


   CASE NAME:     FLORSHEIM GROUP INC.          CASE NO.     02 B 08209
               -------------------------                -------------------


                                TAX QUESTIONNAIRE

                          FOR MONTH ENDED MAY 31, 2005

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

                   1. Federal Income Taxes               Yes (x)        No (  )
                   2. FICA withholdings                  Yes (x)        No (  )
                   3. Employee's withholdings            Yes (x)        No (  )
                   4. Employer's FICA                    Yes (x)        No (  )
                   5. Federal Unemployment Taxes         Yes (x)        No (  )
                   6. State Income Taxes                 Yes (x)        No (  )
                   7. State Employee withholdings        Yes (x)        No (  )
                   8. All other state taxes              Yes (x)        No (  )


If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



DECLARATION UNDER PENALTY OF PERJURY


I, F. Terrence Blanchard, acting as the duly authorized agent for the Debtor in Possession (Trustee) declare under the penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.




                                         /s/ F. Terrence Blanchard
                                         -------------------------------------
                                         For the Debtor In Possession (Trustee)


                                         Print or type
                                         name and
                                         capacity of
                                         person
                                         signing this
                                         Declaration:

                                         F. Terrence Blanchard
                                         -------------------------------------

                                         President and Chief Financial Officer
                                         Florsheim Group Inc.
DATED:   June 13, 2005